UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2018

Exceed World, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55377	98-1339955
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1-23-38-8F, Esakacho, Suita-shi, Osaka Japan	564-0063
(address of principal executive offices)	(zip code)

Telephone: +81-6-6339-4177
(registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(1) Previous Independent Auditors:

a.	On September 7, 2018, Exceed World, Inc. (the “Company”) released its independent registered public accounting firm, MaloneBailey, LLP (“MB”) of Houston, Texas.

b.	MB's report on the financial statements for the year ended September 30, 2017 and the ten-month period from December 1, 2015 through September 30, 2016 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm. During the year ended September 30, 2017 and the ten-month period from December 1, 2015 through September 30, 2016, and through September 7, 2018, there have been no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MB would have caused them to make reference thereto in their reports on the financial statements.

d.	We have authorized MB to respond fully to the inquiries of the successor accountant.

e.	During the period of MB’s engagement since January 2016 and any subsequent interim period through the date of such dismissal, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to MB prior to the date of the filing of this report and requested that MB furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.     On September 7, 2018, the Company engaged Lo and Kwong C.P.A. Company Limited (“L&K”) of Hong Kong, as its new Independent Registered Public Accounting Firm. During the period ended June 30, 2018 and prior to September 7, 2018 (the date of the new engagement), we did not consult with L&K regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by L&K, in either case where  written or oral advice provided by L&K would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

A. None

B. Exhibits

NUMBER	EXHIBIT
16.1	Letter from MaloneBailey, LLP dated September 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exceed World, Inc.

Dated: September 13, 2018	/s/ Tomoo Yoshida
Tomoo Yoshida
Chief Executive Officer